UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2013

ZELTIQ Aesthetics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35318	27-0119051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4698 Willow Road, Suite 100

Pleasanton, CA 94588

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (925) 474-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 8, 2013, ZELTIQ Aesthetics, Inc. announced that it has been informed by one of its stockholders, Frazier Healthcare V, L.P. (“Frazier”), that Frazier is effecting a distribution of 3,000,000 shares of ZELTIQ common stock held by Frazier to the limited partners of Frazier, effective August 8, 2013.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZELTIQ AESTHETICS, INC.

Dated: August 8, 2013	By:	/s/ Sergio Garcia
Sergio Garcia
Senior Vice President, General Counsel & Secretary